EXHIBIT 10.37
LETTER OF CONSENT
Relating to Proposed Amendments
to the Non-Interest Bearing Senior Second Secured Notes Due 2008
and
to the Indenture Governing its 10% Senior Second Secured Notes due 2010 and its Non-Interest
Bearing Senior Second Secured Notes Due 2008

     THE CONSENT SOLICITATION (AS DEFINED HEREIN) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 12, 2008, UNLESS OTHERWISE EXTENDED OR EARLIER WITHDRAWN (SUCH TIME AND DATE, AS THEY MAY BE MODIFIED, THE “EXPIRATION DATE”). THE COMPANY WILL NOT BE OBLIGATED TO ACCEPT ANY CONSENTS RECEIVED AFTER THE EXPIRATION DATE. CONSENTS RELATED TO THE 2008 NOTE AMENDMENTS (AS DEFINED HEREIN) MAY BE REVOKED AT ANY TIME PRIOR TO THE 2008 NOTE AMENDMENTS CONSENT ACHIEVEMENT TIME (AS DEFINED HEREIN), BUT NOT THEREAFTER. CONSENTS RELATED TO THE PROPOSED INDENTURE AMENDMENTS (AS DEFINED HEREIN) MAY BE REVOKED AT ANY TIME PRIOR TO THE PROPOSED INDENTURE AMENDMENTS CONSENT ACHIEVEMENT TIME (AS DEFINED HEREIN), BUT NOT THEREAFTER.
     Subject to the terms and conditions set forth in the Consent Solicitation Statement dated March 5, 2008 (as the same may be amended or supplemented from time to time, the “Consent Solicitation Statement”), and this Letter of Consent (this “Consent Letter”), American Color Graphics, Inc., a New York corporation (the “Company”), is soliciting (the “Solicitation”) the consents (the “Consents”) from each registered holder of the Company’s Non-Interest Bearing Senior Second Secured Notes due March 15, 2008 (CUSIP No. 025169 AD5) (the “2008 Notes”) and the Company’s $280,000,000 10% Senior Second Secured Notes due 2010 (CUSIP No. 025169 AC7) (the “2010 Notes” and together with the 2008 Notes, the “Notes”) that are issued and outstanding under the Amended and Restated Indenture dated as of November 14, 2007, as supplemented by the First Supplemental Indenture dated as of March 3, 2008 (collectively, the “Indenture”), by and among the Company, as issuer, ACG Holdings, Inc. (“ACG Holdings”), as guarantor, and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).
     This Consent Solicitation Statement relates to two separate and distinct Solicitations. Only holders of 2008 Notes may deliver a Consent in connection with the 2008 Note Amendments (as defined herein) and only holders of 2010 Notes may deliver a Consent in connection with the Proposed Indenture Amendments (as defined herein). If a holder owns both the 2008 Notes and the 2010 Notes, a Consent delivered in connection with the 2008 Note Amendments (as defined herein) will not be deemed to be a Consent delivered in connection with the Proposed Indenture Amendments (as defined herein) and vice versa. Please review the Consent Solicitation Statement carefully.
     The Company is seeking Consents from holders of the 2008 Notes to proposed amendments to the 2008 Notes to, among other things, (i) extend the maturity date of the 2008 Notes from March 15, 2008 until the later of (x) June 15, 2008 and (y) the date on which the interest payment due June 15, 2008 in respect of the Company’s 2010 Notes is due and payable without default or penalty, and (ii) provide for the cancellation of the 2008 Notes, without consideration, upon the consummation of a merger between ACG Holdings and an unaffiliated third party (such amendments, the “2008 Note Amendments”). The maturity of the Amended 2008 Notes (as defined herein) could also be accelerated upon the occurrence of certain other events. See “The Consent Solicitation — 2008 Note Amendments” in the Consent Solicitation Statement. On March 3, 2008, the Company entered into an Agreement to Consent (the “Consent Agreement”) with holders of approximately 72.2% in aggregate principal amount of the 2008 Notes to Consent to the 2008 Note Amendments in advance of the Solicitation.
     The Company is also seeking Consents from holders of the 2010 Notes to amend Sections 4.03, 6.10 and 11.01 of the Indenture to provide that the rights and remedies of the Trustee and the holders of the 2010 Notes in the Collateral (as defined in the Indenture) shall be subordinate and subject to the rights and remedies of the holders of the 2008 Notes with respect to the Junior Liens (as defined in the Indenture) (such amendments, the “Proposed Indenture Amendments”). However, the Proposed Indenture Amendments will only become operative if the Amended 2008 Notes are issued by the Company.
     The 2008 Note Amendments must be consented to by holders of at least 97% in aggregate principal amount of the outstanding 2008 Notes in order to be adopted (the “2008 Note Amendments Requisite Consent”). Pursuant to the Consent Agreement, holders of approximately 72.2% in aggregate principal amount of the 2008 Notes have consented to the 2008 Note Amendments in advance of this Solicitation. At any time following receipt by the Tabulation Agent (as defined herein) of the 2008 Note Amendments Requisite Consent (such time, the “2008 Note Amendments Consents Achievement Time”) on or prior to the Expiration Date, in accordance with the Consent Solicitation Statement and in compliance with the conditions contained in the Indenture, the Company will issue a new global note reflecting the 2008 Note Amendments, which will be assigned a new CUSIP number (CUSIP No. 025169 AG8) (the “Amended 2008 Notes”), to such consenting holders. If the 2008 Note Amendments Requisite Consent is obtained and the Amended 2008 Notes are issued, the Amended 2008 Notes will be governed by the Indenture. In addition, if the Proposed Indenture Amendments Requisite Consent (as defined herein) is obtained, the Amended 2008 Notes will be subject to the terms and provisions of the Second Supplemental Indenture, a form of which is attached as Appendix A to the Consent Solicitation Statement. Except for the 2008 Note Amendments and the terms and provisions of the Second Supplemental Indenture, if operative, the other terms and provisions of the Amended 2008 Notes will be identical to those of the 2008 Notes.
     The Proposed Indenture Amendments must be consented to by holders of at least a majority in aggregate principal amount of the outstanding 2010 Notes in order to be adopted (the “Proposed Indenture Amendments Requisite Consent” and, together with the 2008 Note Amendments Requisite Consent, the “Requisite Consents”). At any time following receipt by the Tabulation Agent (as defined herein) of the Proposed Indenture Amendments Requisite Consent (such time, the “Proposed Indenture Amendments Consent Achievement Time” and, together with the 2008 Note Amendments Consents Achievement Time, the “Consents Achievement Time”) on or prior to the Expiration Date, in accordance with the Consent Solicitation Statement and in compliance with the conditions contained in the Indenture, the Company, the Guarantors and the Trustee will execute an amendment to the Indenture (the “Second Supplemental Indenture”) containing the Proposed Indenture Amendments, which is expected to occur on or promptly after the Proposed Indenture Amendments Consent Achievement Time. The Second Supplemental Indenture will become effective upon execution by the Company, ACG Holdings and the Trustee but will provide that the Proposed Indenture Amendments will not become operative until the date and time that the Company notifies the Trustee that the Amended 2008 Notes have been issued by the Company. All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Consent Solicitation Statement.

     If the 2008 Note Amendments Requisite Consent is not obtained by the Expiration Date or if the Consent Solicitation is terminated or withdrawn, the Amended 2008 Notes will not be issued and the Proposed Indenture Amendments will not become operative.
     If the Proposed Indenture Amendments Requisite Consent is not obtained by the Expiration Date or if the Consent Solicitation is terminated or withdrawn, the Proposed Indenture Amendments will not become effective and the Indenture will remain in its present form. If the Proposed Indenture Amendments Requisite Consent is obtained by the Expiration Date, but the Amended 2008 Notes are not issued by the Company, the Proposed Indenture Amendments will not become operative.
     In connection with this Solicitation, the Company will not pay a consent fee to any consenting holders.
     As of the date of the Solicitation, all of the Notes are registered in the name of the nominee of The Depository Trust Company (“DTC”). In turn, the Notes are recorded on DTC’s books in the names of DTC Participants who hold Notes for the beneficial owners of the Notes. Beneficial owners whose Notes are held through a broker, dealer, commercial bank, trust company, custodian or DTC Participant or other nominee and who wish to Consent should contact the record holder of their Notes promptly and instruct their record holder to Consent on their behalf. Only registered holders and their duly designated proxies, including for purposes of this Solicitation, participants who hold Notes through DTC (such registered holders, DTC Participants and proxies being referred to herein collectively as “holders”), may deliver a Consent.
     To ensure timely receipt of a Consent, beneficial owners should check with their record holder as to the processing time required and deliver the appropriate materials well before such time. If such person does not have adequate time to process your instructions, your Consent will not be given effect.
     DTC has confirmed that the Solicitation is eligible for the DTC Automated Tender Offer Program (“ATOP”). Accordingly, DTC Participants who would like to Consent must electronically deliver their Consent by causing DTC to transfer their Notes into a segregated contra account established by the Tabulation Agent for purposes of this Consent Solicitation in accordance with DTC’s ATOP procedures for such a transfer. By making such a transfer, DTC Participants will be deemed to have delivered a Consent with respect to any Notes so transferred. DTC will verify the transfer and the electronic delivery of such Consent and then send an Agent’s Message (as defined herein) to the Tabulation Agent. DTC Participants desiring to deliver a Consent prior to the Expiration Date should note that they must allow sufficient time for completion of the ATOP procedures during normal business hours of DTC.
     Alternatively, to consent to the 2008 Note Amendments or the Proposed Indenture Amendments, this Consent Letter should be fully completed and executed and hand delivered, sent by regular, registered or certified mail, hand or overnight courier or facsimile (confirmed by receipt of physical delivery within two business days) to The Bank of New York Trust Company, N.A. (the “Tabulation Agent”) at the address or facsimile number below:

Mailing Address:
The Bank of New York Trust Company, N.A.
Processor Assigned:	Corporate Trust Operations
Processor: Randolph Holder	Reorganization Unit
Telephone: (212) 815 — 5098	101 Barclay Street — 7 East
Fax: (212) 298 — 1915	New York, New York 10286
Attn: Mr. Randolph Holder

     THIS CONSENT LETTER SHOULD NOT BE DELIVERED TO ANYONE OTHER THAN THE TABULATION AGENT. DO NOT DELIVER THIS CONSENT LETTER TO THE COMPANY. DELIVERY OF THIS CONSENT LETTER TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. IN NO EVENT SHOULD HOLDERS OF THE NOTES TENDER OR DELIVER THE NOTES TO ANYONE IN CONNECTION WITH THIS SOLICITATION.
     Any questions or requests for assistance concerning the Solicitation may be directed to the Solicitation Agent at the address and telephone number set forth on the back cover of this Consent Letter. Requests for additional copies of the Consent Solicitation Statement or any other documents may be directed to the Information Agent at the address and telephone number set forth on the back cover of this Consent Letter.
     Giving a Consent will not affect the right of a holder to sell or transfer the Notes, and such Consent shall be binding upon a subsequent holder of the Notes.
     Consent to Proposed Amendments to 2008 Notes
     The Company is seeking Consents to proposed amendments to the 2008 Notes to (i) extend the maturity date of the 2008 Notes from March 15, 2008 until the later of (x) June 15, 2008 and (y) the date on which the interest payment due June 15, 2008 in respect of the 2010 Notes is due and payable without default or penalty; provided that, the maturity of the 2008 Notes shall not be later than the date, if any, on which the Company files a voluntary petition or is the subject of an involuntary petition filed under chapter 11 or chapter 7 of the United States Bankruptcy Code, and (ii) provide for the cancellation of the 2008 Notes, without consideration, upon the consummation of a merger between ACG Holdings and an unaffiliated third party. If the 2008 Note Amendments Requisite Consent is received and the Amended 2008 Notes are issued, the Amended 2008 Notes will be governed by the Indenture. Except for the 2008 Note Amendments and the terms and provisions of the Second Supplemental Indenture, if operative, the other terms and provisions of the Amended 2008 Notes will be identical to those of the 2008 Notes.
     Consent to Proposed Indenture Amendments
     The Company is also seeking Consents from holders of the 2010 Notes to amend Sections 4.03, 6.10 and 11.01 of the Indenture to provide that the rights and remedies of the Trustee and the holders of the 2010 Notes in the Collateral (as defined in the Indenture) shall be subordinate and subject to the rights and remedies of the holders of the 2008 Notes with respect to the Junior Liens (as defined in the Indenture) (such amendments, the “Proposed Indenture Amendments”). However, the Proposed Indenture Amendments will only become operative if the Amended 2008 Notes are issued.
     In connection with this Consent Solicitation, on March 3, 2008, the Company, as borrower, and ACG Holdings and certain subsidiaries of the Company, as guarantors, entered into a credit facility (the “March 2008 Facility”) with Special Situations Investing Group, Inc., as administrative agent, and certain lenders party thereto (the “March 2008 Facility Lenders”) providing for term loans in an aggregate principal amount not to exceed $8 million. The March 2008 Facility Lenders, or their affiliates, beneficially own 61.5% and 66.4% in aggregate principal amount of the 2010 Notes and 2008 Notes, respectively. The March 2008 Facility will improve the Company’s liquidity position.
     All borrowings under the March 2008 Facility mature upon the earliest to occur of (a) January 15, 2010, (b) the fifth day after an acceleration of the Company’s existing first lien term loan and revolving credit facility as a result of an event of default thereunder, (c) consummation of a merger with or other acquisition by an unaffiliated third party reasonably acceptable to the March 2008 Facility Lenders and

(d) consummation of a recapitalization of ACG Holdings or the Company involving the repayment in full or other refinancing of the Company’s existing first lien term loan and revolving credit facility. A back-end fee of 3.0% is payable upon maturity of the March 2008 Facility. Interest under the March 2008 Facility is 10.0% per annum and may be paid monthly in arrears, on drawn amounts under the March 2008 Facility.
     Obligations under the March 2008 Facility are senior obligations of the Company, ACG Holdings and each of the subsidiary guarantors and will be secured by a lien on all collateral securing the Company’s existing first lien bank credit facilities, subject to certain exceptions (the “March 2008 Facility Collateral”). The security interest under the March 2008 Facility in the March 2008 Facility Collateral will rank (a) second in priority to the lien of the Company’s existing first lien bank credit facilities in the March 2008 Facility Collateral and (b) prior to the lien of the Notes in the March 2008 Facility Collateral.
     The 2008 Note Amendments must be consented to by holders of the 2008 Note Amendments Requisite Consent of the outstanding 2008 Notes in order to be adopted. At any time following receipt by the Tabulation Agent of the Requisite Consents and on or prior to the Expiration Date, in accordance with the Consent Solicitation Statement and conditions contained in the Indenture, the Company will issue the Amended 2008 Notes to such consenting holders. If the 2008 Note Amendment Requisite Consent is obtained and the Amended 2008 Notes are issued, the Amended 2008 Notes will be governed by the Indenture. In addition, if the Proposed Indenture Amendments Requisite Consent is obtained, the Amended 2008 Notes will be subject to the terms and provisions of the Second Supplemental Indenture. Except for the 2008 Note Amendments and the terms and provisions of the Second Supplemental Indenture, if operative, the other terms and provisions of the Amended 2008 Notes will be identical to those of the 2008 Notes.
     The Proposed Indenture Amendments must be consented to by the Proposed Indenture Amendments Requisite Consent of holders of at least a majority in aggregate principal amount of the outstanding 2010 Notes in order to be adopted. At any time following receipt by the Tabulation Agent of the Proposed Indenture Amendments Requisite Consent on or prior to the Expiration Date, in accordance with the Consent Solicitation Statement and in compliance with the conditions contained in the Indenture, the Company, the Guarantors and the Trustee will execute the Second Supplemental Indenture containing the Proposed Indenture Amendments, which is expected to occur on or promptly after the Proposed Indenture Amendments Consent Achievement Time. The Second Supplemental Indenture will become effective upon execution by the Company, ACG Holdings and the Trustee but will provide that the Proposed Indenture Amendments will not become operative until the date and time that the Company notifies the Trustee that the Amended 2008 Notes have been issued by the Company.
     If the 2008 Note Amendments Requisite Consent is not obtained by the Expiration Date or if the Consent Solicitation is terminated or withdrawn, the Amended 2008 Notes will not be issued and the Proposed Indenture Amendments will not become operative.
     If the Proposed Indenture Amendments Requisite Consent is not obtained by the Expiration Date or if the Amended 2008 Notes are not issued by the Company or if the Consent Solicitation is terminated or withdrawn, the Proposed Indenture Amendments will not become operative.
     If the Requisite Consents are not obtained by the Expiration Date, or if the Consent Solicitation is terminated or withdrawn, the 2008 Note Amendments and the Proposed Indenture Amendments will not become effective and the Amended 2008 Notes will not be issued. Instead, each holder of the 2008 Notes will be entitled to receive the principal amount due and payable, when due and payable, with respect to the 2008 Notes held by such holder. In addition, even if the Requisite Consents are obtained, holders of the 2008 Notes that do not deliver a Consent will not be bound by the 2008 Note Amendments but will receive the principal amount due and payable, when due and payable, with respect to the 2008 Notes held by such holder.
     To Consent to the 2008 Note Amendments or the Proposed Indenture Amendments, a Consent Letter must be validly delivered to the Tabulation Agent prior to the Expiration Date (and not revoked prior to the Consents Achievement Time). The method of delivery of this Consent Letter and all other required documents to the Tabulation Agent is at the election and risk of the holders of the Notes. If such delivery is by mail, it is suggested that holders use registered mail return receipt requested, hand delivery or by overnight courier and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Tabulation Agent prior to such date. No alternative, conditional or contingent deliveries of Consents will be accepted. Except as otherwise provided below, the delivery will be deemed made when this Consent Letter is actually received or confirmed by the Tabulation Agent.
     By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and understanding of the 2008 Note Amendments and the Proposed Indenture Amendments. The undersigned hereby represents and warrants that the undersigned (i) has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto and (ii) is able to bear the economic and financial risk of an investment in the Company for an indefinite period of time. The undersigned hereby represents and warrants that the undersigned has full power and authority to execute the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to effect the undersigned’s Consent.
     The undersigned hereby acknowledges that after the Consents Achievement Time it may not, and agrees that it will not, revoke any Consent it grants hereby, and that until such time, any revocation of a Consent will only be valid if made in accordance with the procedures set forth in the Consent Solicitation Statement and in this Consent Letter.
     The undersigned acknowledges that it must comply with the provisions of this Consent Letter and provide the other information required by this Consent Letter to give a valid Consent to the 2008 Note Amendments or the Proposed Indenture Amendments. The undersigned understands that Consents delivered pursuant to any of the procedures described in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Consent Solicitation Statement. All authority conferred or agreed to be conferred by this Consent Letter shall survive the death, incapacity, dissolution or liquidation of the undersigned and every obligation of the undersigned under this Consent Letter shall be binding on the undersigned’s heirs, personal representatives, successors and assigns.
     The undersigned hereby Consents to the 2008 Note Amendments and/or the Proposed Indenture Amendments, as indicated by the undersigned below, described in the Consent Solicitation Statement. Unless otherwise specified in the following table, this Consent Letter relates to the total aggregate principal amount of the Notes held of record or through DTC by the undersigned. Amounts indicated must be in integral multiples of $1.00. The undersigned has listed on the table below the aggregate principal amount of the Notes for which this Consent is given. If the space provided below is inadequate, list all information on a separate signed schedule and affix the list to this Consent Letter. Holders who hold Notes under more than one name must deliver a separate Consent Letter for each name under which they wish to Consent. The undersigned hereby irrevocably constitutes and appoints the Tabulation Agent as its agent and attorney-in-fact, with full power of substitution, for purposes of delivering this Consent to the Company. The power of attorney granted in this paragraph shall be deemed coupled with an interest and irrevocable from and after the Consents Achievement Time.

     Please sign your name and fill in the date in the space provided below to evidence your Consent to the 2008 Note Amendments and/or the Proposed Indenture Amendments. The undersigned acknowledges that it must comply with the other provisions of this Consent Letter, and complete the information required herein, to validly Consent to the 2008 Note Amendments and/or to validly Consent to the Proposed Indenture Amendments, each as indicated by the undersigned below.
IMPORTANT — READ CAREFULLY
     Consents must be executed by each holder of the Notes exactly as the name(s) appear(s) on the books of the register maintained by the Trustee or as set forth in DTC’s position listing, without alteration or change. If the Notes to which a Consent relates are held by two or more joint holders, all such holders must sign this Consent Letter. If certificates for the Notes are registered in different names or differently spelled names of the same person, it will be necessary for such person to complete, sign and submit as many separate copies of this Consent Letter as there are different registered names on such certificates. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other registered holder acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit to the Company appropriate evidence (satisfactory to the Company) of such person’s authority to so act, along with this Consent Letter. See the “Instructions for Holders” contained herein for more information and certain additional requirements concerning signature guarantees and other items.

Non-Interest Bearing Senior Second Secured Notes Due 2008
PLEASE COMPLETE THE FOLLOWING TABLE

Name(s) and Address(es) of Holder(s) or Name(s) of	Notes with Respect to Which this Consent is Given
DTC Participant(s) and DTC Participant Number(s)	(Attach additional schedule, if necessary)

	Aggregate Principal	Principal Amount
	Amount of Notes	with Respect to Which
this Consent is Given
(if less than all)*

Total:

* Unless otherwise indicated in the column labeled “Principal Amount with Respect to Which this Consent is Given (if less than all),” the undersigned holder will be deemed to have consented with respect to the total aggregate principal amount of Notes indicated in the column labeled “Aggregate Principal Amounts of Notes.”

SIGN HERE
X
X
Signature(s) of Holder(s)
Dated:
Name(s) (Please Print):
Capacity (full title):
Address:
(Include Zip Code)
Area Code and Telephone No:
Tax Identification or Social Security No.: (Please also complete the enclosed Substitute Form W-9)
DTC Participant No.:

GUARANTEE OF SIGNATURE(S)
(If required — see Instructions 5 and 6)
Authorized Signature:
Name and Title (Please Print):
Dated:
Name of Firm:

10% Senior Second Secured Notes due 2010
PLEASE COMPLETE THE FOLLOWING TABLE

Name(s) and Address(es) of Holder(s) or Name(s) of	Notes with Respect to Which this Consent is Given
DTC Participant(s) and DTC Participant Number(s)	(Attach additional schedule, if necessary)

	Aggregate Principal	Principal Amount
	Amount of Notes	with Respect to Which
this Consent is Given
(if less than all)*

Total:

* Unless otherwise indicated in the column labeled “Principal Amount with Respect to Which this Consent is Given (if less than all),” the undersigned holder will be deemed to have consented with respect to the total aggregate principal amount of Notes indicated in the column labeled “Aggregate Principal Amounts of Notes.”

SIGN HERE
X
X
Signature(s) of Holder(s)
Dated:
Name(s) (Please Print):
Capacity (full title):
Address:
(Include Zip Code)
Area Code and Telephone No:
Tax Identification or Social Security No.: (Please also complete the enclosed Substitute Form W-9)
DTC Participant No.:

GUARANTEE OF SIGNATURE(S)
(If required — see Instructions 5 and 6)
Authorized Signature:
Name and Title (Please Print):
Dated:
Name of Firm:

INSTRUCTIONS FOR HOLDERS
FORMING PART OF THE TERMS AND CONDITIONS OF THIS
CONSENT LETTER
     1. Delivery of this Consent Letter. Subject to the terms and conditions of the Consent Solicitation Statement, a properly completed and duly executed copy of this Consent Letter and any other documents required by this Consent Letter must be received by the Tabulation Agent on behalf of the Company at the address or facsimile number provided herein prior to 5:00 p.m. on the Expiration Date, or if extended by the Company by the date and time so specified, and not revoked prior to the Consents Achievement Time. Consenting holders, by execution of this Consent Letter, waive any right to receive notice of the acceptance of their Consent. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CONSENTS, PROXIES AND REVOCATIONS, IS AT THE ELECTION AND RISK OF THE HOLDER, BUT IT IS SUGGESTED THAT CONSENTS BE SENT BY REGISTERED OR CERTIFIED MAIL RETURN RECEIPT REQUESTED, HAND DELIVERY OR OVERNIGHT COURIER (RATHER THAN BY REGULAR MAIL OR FACSIMILE) TO THE TABULATION AGENT AT THE ADDRESS PROVIDED HEREIN WITH SUFFICIENT TIME TO PERMIT TIMELY RECEIPT BY THE TABULATION AGENT. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT DELIVERIES OF CONSENTS WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE WHEN THE CONSENT LETTER IS ACTUALLY RECEIVED OR CONFIRMED BY THE TABULATION AGENT. NO CONSENT LETTER SHOULD BE SENT TO ANY PERSON OTHER THAN THE TABULATION AGENT. DO NOT DELIVER THIS CONSENT LETTER TO THE COMPANY. IN NO EVENT SHOULD HOLDERS OF NOTES TENDER OR DELIVER NOTES TO ANYONE IN CONNECTION WITH THIS SOLICITATION.
     2. Solicitation Period. The Solicitation will expire at 5:00 p.m., New York City time, on the Expiration Date, unless extended by the Company. The Company expressly reserves the right, subject to the terms and conditions in the Consent Solicitation Statement, to: (i) prior to the satisfaction of all conditions to the Solicitation, terminate the Solicitation for any reason; (ii) extend the Solicitation at any time and from time to time if any condition to the Solicitation has not been met or waived; (iii) amend the terms of the Solicitation; or (iv) waive any of the conditions to the Solicitation (except for the Requisite Consents condition), subject to applicable law.
     Notwithstanding any other provision of the Consent Solicitation, the Company will not be required to accept Consents validly delivered (and not revoked) prior to the Consents Achievement Time, and may terminate, extend or amend the Consent Solicitation, if there has not been satisfied the condition to receive Requisite Consents.
     Subject to the terms and conditions in the Consent Solicitation Statement, the Company reserves the right to extend the Solicitation at any time and from time to time, whether or not the Requisite Consents have been received, by giving oral or written notice to the Tabulation Agent no later than 9:00 a.m., New York City time, on the next business day following the previously announced Expiration Date. Any extension or amendment will be followed as promptly as practicable by notice thereof by press release or other public announcement (or by written notice to the applicable holders). Failure of any holder or beneficial owner of the Notes to be so notified will not affect the extension or amendment of the Solicitation.
     3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance and revocation of a Consent will be resolved by the Company, in its sole discretion, which resolution shall be final and binding. The Company reserves the right to reject any and all Consents not validly given or any Consents, its acceptance of which could, in its opinion or the opinion of its counsel, be unlawful. The Company also reserves the right to waive any defects or irregularities in the delivery of a Consent or modify the conditions of the Solicitation (except for the Required Consents Condition). Unless waived, any defects or irregularities in connection with deliveries of Consents must be cured within such time as the Company shall determine. None of the Company, the Trustee, the Solicitation Agent, the Tabulation Agent, the Information Agent or any other person shall be under any duty to give notification of defects, irregularities or waivers with respect to deliveries of Consents, nor shall any of them incur any liability for failure to give such notification.
     4. Holders Entitled to Consent. Only registered holders may execute and deliver a Consent Letter. Beneficial owners of Notes whose Notes are registered in the name of a DTC Participant and who wish to deliver a Consent should contact the DTC Participant promptly and instruct such DTC Participant to Consent on their behalf. To ensure timely receipt of a Consent, beneficial owners should check with their DTC Participant as to the processing time required and deliver the appropriate materials well before such time. If such person does not have adequate time to process your instructions, your Consent will not be given effect.
     Giving a Consent will not affect the right of a holder to sell or transfer the Notes. Subject to the right of revocation prior to the Consents Achievement Time as described in Instruction 7 below, a Consent by a holder is a continuing Consent, binding such holder and its transferees, regardless of whether ownership of the Notes is transferred after the date of this Consent Letter.
     5. Signatures on this Consent Letter. Consents must be executed by each holder of the Notes exactly as the name(s) appear(s) on the books of the register maintained by the Trustee or as set forth in DTC’s position listing, without alteration or change. If Notes to which a Consent relates are held by two or more joint holders, all such holders must sign this Consent Letter. If certificates for Notes are registered in different names or differently spelled names of the same person, it will be necessary for such person to complete, sign and submit as many separate copies of this Consent Letter as there are different registered names on such certificates. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other registered holder acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit to the Company appropriate evidence (satisfactory to the Company) of such person’s authority to so act, along with this Consent Letter.
     6. Signature Guarantees. All signatures on this Consent Letter must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Consent Letter is given by or for the account of an Eligible Institution. If the holder in respect of this Consent Letter is a person other than the signatory of this Consent Letter, see Instruction 5.
     7. Revocation of Consents. Consents withdrawn before the Consents Achievement Time shall be validly revoked. Consents may not be revoked after the Consents Achievement Time and any notice of revocation received by the Tabulation Agent after the Consents Achievement Time will not be effective, even if received prior to the Expiration Date. By delivering this Consent, the holder of the Notes subject to such Consent hereby agrees that the Consent may not be withdrawn after the Consents Achievement Time.

     The Company reserves the right to contest the validity of any revocation and all questions as to the validity (including time of receipt) of any revocation will be determined by it in its sole discretion, which determination will be conclusive and binding subject only to such final review as may be prescribed by the Trustee concerning proof of execution and ownership. None of the Company, any of their affiliates, the Solicitation Agent, the Tabulation Agent, the Information Agent or the Trustee or any other person will be under any duty to give notification of any defects or irregularities with respect to any revocation, nor shall any of them incur any liability for failure to give such information.
     8. Waiver of Conditions. The Company reserves the right, subject to the conditions stated in the Consent Solicitation Statement and applicable law, to amend, waive or modify the terms of the Solicitation as more fully described in the Consent Solicitation Statement.
     9. Request for Assistance and Additional Copies. Questions concerning the terms of the Solicitation should be directed to the Solicitation Agent at its respective address or telephone number set forth on the back cover of this Consent Letter. Requests for assistance in completing and delivering a Consent Letter or requests for additional copies of the Consent Solicitation Statement, this Consent Letter, the Indenture or other related documents should be directed to the Information Agent. Beneficial owners may also contact their custodian for assistance concerning the Solicitation. Consents and revocations of Consents should be sent to the Tabulation Agent as set forth herein.

     Requests for assistance in completing and delivering the Consent and requests for additional copies of this Consent Solicitation Statement and other related documents should be directed to the Information Agent:
(formerly known as CapitalBridge)
111 River Street, 10th Floor
Hoboken, New Jersey 07030
Attn: Steve Esterly
(877) 746-3583 (toll-free)
(201) 499-3500
The Tabulation Agent for the Consent Solicitation is and for delivery by Overnight Delivery, Mail or Hand:
The Bank of New York Trust Company, N.A.
Attention: Corporate Trust Operations
Reorganization Unit
101 Barclay Street — 7 East
New York, New York 10286
Attention: Mr. Randolph Holder
Processor Assigned:
Processor: Randolph Holder
Telephone: (212) 815 — 5098
Facsimile: (212) 298 — 1915
     Any questions regarding the terms of the Consent Solicitation should be directed to the Solicitation Agent at its address and telephone numbers listed below:
Lehman Brothers
745 Seventh Avenue
New York, New York 10019
Telephone: (212) 526-7000
Attention: Mr. Daniel Flores
                       Global Restructuring
                                     Investment Banking Division